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                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
               Supplement to the Prospectus dated November 1, 1998

The section of the Prospectus entitled "Expense Summary" is hereby revised with respect to the Emerging Equities Fund (the "Fund") as follows to reflect the implementation of an expense limitation arrangement of the Fund:

1.    EXPENSE SUMMARY

Shareholder Transaction Expenses:
      Maximum Sales Load Imposed on Purchases of Shares..................  None
      Maximum Sales Load Imposed on Reinvested
         Dividends and Distributions.....................................  None

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):
      Management Fees....................................................  0.75%
      Other Expenses (after any applicable fee limitation)(1) (2)........  0.00%
                                                                           -----
      Total Operating Expenses (after any applicable fee limitation)(1)..  0.75%
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1.    The  Adviser has agreed to bear the Fund's  expenses  such that the Fund's
      "Other Expenses" do not exceed 0.00% per annum of the Fund's average daily net assets during the calendar year ending on December 31, 1998. Otherwise, "Other Expenses" and "Total Operating Expenses" would have been 0.09% and 0.84%, respectively.

2. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               Example of Expenses

      An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated:

                        Period

                      1 year.......................          $ 8
                      3 years......................           24
                      5 years......................           42
                      10 years.....................           93

      The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the Fund expenses are set forth in the Prospectus under the captions "Management of the Funds Investment Adviser" and "Information Concerning Shares of the Funds - Expenses".

      The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

      The section of the Prospectus entitled "Expenses" is hereby revised to reflect the implementation of an expense limitation arrangement of the Fund:

      Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses (after taking into effect any compensating balance and offset arrangements) of the Fund such that "Other Expenses," which are defined to include all of the Fund's expenses except for management fees, taxes, extraordinary expenses, brokerage and transaction costs, of the Fund do not exceed 0.00% of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the earlier of the date on which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage or December 31, 1998.

                The date of this Supplement is November 1, 1998.